SUPPLEMENT DATED JUNE 28, 2005

TO THE PROSPECTUSES

OF THE FUNDS INDICATED BELOW

The following supplements the section in each of the Prospectuses listed below entitled “The Manager”:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the portfolio’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the portfolio’s investment management contract with the Manager and related sub-advisory contracts. Therefore, the portfolio’s Board will be asked to approve new investment management and sub-advisory contracts between the parties. If approved by the Board, the new investment management contract will be presented to the shareholders of the portfolio for their approval.

CONSULTING GROUP CAPITAL MARKETS FUNDS	December 29, 2004
CONSULTING GROUP CAPITAL MARKETS FUNDS
MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS	July 29, 2004

TK 2088    12/04    S5

TK 2090    07/04    S4